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                                                        Exhibit 10.28



                           SUBORDINATION AGREEMENT

     The  undersigned  makes  and  grants  this Subordination Agreement to THE

CHASE MANHATTAN BANK and its affiliates, including  subsidiaries  whether  now existing  or  hereafter  created,  (collectively,  "Chase"),  having an office located at One Chase Square, Rochester, New York ("Business Office").

     RECITAL.    Pursuant  to  their  participation  in  the  Executive  Stock

Purchase  and  Loan  Program (the "Program") of Home Properties of  New  York,

Inc., the Directors and  officers  listed  on Rider A hereto  (individually, a

"Borrower",  and  collectively, the "Borrowers"),  are  now  indebted  to  the undersigned in the principal sums set forth opposite their respective names on

Rider A (collectively, the "Subordinated Debt").

     This Subordination Agreement includes any Rider attached hereto.

     CONSIDERATION.   To  induce  Chase,  at  its option, to make loans to the

Borrowers to enable them to purchase shares of  the undersigned's common stock under  the Program, with or without security, the  undersigned  hereby  agrees with each  of  the  Borrowers,  for  the  benefit of Chase, as hereinafter set forth.

     STANDBY.   With  respect to each Borrower,  except  as  may  be  provided herein, the undersigned  will not ask, demand, sue for, take or receive from a

Borrower, by set-off or in  any  other  manner,  the  whole or any part of any moneys, principal or interest, now or hereafter owing by  that Borrower to the undersigned  as  part  of  the  Subordinated Debt, nor any security  therefor,

unless and until all indebtedness  of  that  Borrower to Chase with respect to his/her  loan  described  above, whether now existing  or  hereafter  arising,

direct or indirect, absolute  or  contingent,  joint  or  several,  secured or unsecured,  due  or not due, and whether arising directly between the Borrower and Chase or acquired  outright,  conditionally or as collateral security from another by Chase (collectively, the "Chase Debt"), shall have been fully paid,

with  interest (including interest accruing  after  the  commencement  of  any proceeding mentioned in the paragraph next following).

     DISTRIBUTIONS.    In   the   event   of  any  distribution,  division  or

application, partial or complete, voluntary  or  involuntary,  by operation of law  or  otherwise,  of  all  or any part of the assets of a Borrower  or  the proceeds thereof, to creditors  of  that Borrower, or upon any indebtedness of that  Borrower,  by  reason  of  any receivership,  insolvency  or  bankruptcy proceeding, or assignment for the  benefit  of

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creditors, or any proceeding by

or against that Borrower for any relief under any bankruptcy or insolvency law or  laws  relating  to  the relief of debtors, readjustment  of  indebtedness,

reorganizations, compositions  or  extensions,  then and in any such event any payment or distribution of any kind or character,  either  in cash, securities or other property, which shall be payable or deliverable upon  or with respect to any or all Subordinated Debt,  shall be paid or delivered direct  to  Chase for  application on the Chase Debt, due or not due, until the Chase Debt shall

have first  been  fully  paid  and  satisfied.   The  undersigned  irrevocably

authorizes  and  empowers  Chase, in any proceeding mentioned in the preceding sentence, to demand, sue for,  collect  and  receive  every  such  payment  or distribution  and  give acquittance therefor; and to file claims and take such other steps, in Chase's  own  name  or  in  the  name  of  the  undersigned or otherwise,  as  Chase  may deem necessary or advisable for the enforcement  of this agreement or of any  and  all  claims upon or with respect to any and all

Subordinated  Debt  or  for  the  collection   of  any  and  all  payments  or

distributions which may be payable or deliverable  at  any  time  upon or with respect to any of the Subordinated Debt.  An irrevocable power of attorney  is granted  to  Chase  to effect the foregoing, including supplying any necessary endorsements.

     RECEIPT OF PROCEEDS.   Except  as  may  be  provided  herein,  should any

payment  or  distribution  or security or proceeds thereof be received by  the undersigned upon or with respect  to any of the Subordinated Debt prior to the satisfaction of all of the Chase Debt,  the undersigned will forthwith deliver the same to Chase in precisely the  form  received (except for the indorsement or assignment of the undersigned where necessary),  for  application on any of the Chase Debt, due or not due, and, until so delivered, the same will be held in trust by the undersigned as property of Chase.  In the event of the lure of the undersigned to make any such indorsement or assignment,  Chase,  or any of its officers or employees, are hereby irrevocably authorized to make the same.

     SECURITY.   As  security  for  its obligations to Chase hereunder and  as security for payment of the Chase Debt,  the  undersigned  hereby  assigns  to

Chase,  and grants Chase a security interest in, the Subordinated Debt and any instrument evidencing the same.  The undersigned and each Borrower will do all things necessary  in  the  opinion  of  Chase  to  protect the rights of Chase hereunder including but not limited to delivering possession  to  Chase of any instrument evidencing the Subordinated Debt, or, if no such instrument exists,

creating  an  instrument  evidencing  such  Subordinated  Debt  and delivering possession of the same to Chase.  Upon the failure by a Borrower  to  pay when due  any  of his/her the Chase Debt, whether by acceleration or otherwise,  or upon the occurrence of any event, condition or act

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(including notice and lapse

of time, if  specified) which is defined or described as a default or an event of default in any document or instrument pertaining to or evidencing the Chase

Debt, Chase may, without limitation of any other provision herein, in its name or  the name of  the  undersigned  or  otherwise,  take  any  action  for  the collection of the Subordinated Debt, may receive the proceeds thereof and give acquittances therefor and after deducting the costs and expenses of any action taken,  including  reasonable  counsel fees, may apply such proceeds to any of the obligations of the undersigned  hereunder  or  to any of the Chase Debt as

Chase may elect, accounting to the undersigned for any balance remaining.  The undersigned irrevocably appoints Chase as the lawful attorney and agent of the undersigned to execute financing statements on behalf  of  the undersigned and to file such financing statements signed by Chase alone in any public office.

     NO ASSIGNMENT WITHOUT SUBROGATION.  The undersigned will  not  assign  or transfer,  or  further subordinate, to others any claim the undersigned has or may have against  a  Borrower while any Chase Debt remains unpaid, unless such

assignment,  transfer  or   subordination   is   made  expressly  subject  and

subordinate to this agreement and the rights of Chase hereunder.

     REPRESENTATIONS  AND WARRANTIES.  If the undersigned  is  other  than  an individual, the undersigned  represents  and  warrants  upon the execution and delivery of this Subordination Agreement, that:  (a) it is  duly organized and validly  existing  under  the laws of the jurisdiction of its organization  or incorporation and, if relevant  under  such laws, in good standing; (b) it has the power to execute and deliver this Subordination  Agreement  and to perform its obligations hereunder and has taken all necessary action to authorize such

execution,  delivery  and  performance;  (c)  such  execution,  delivery   and

performance  do  not  violate  or  conflict with any law applicable to it, any provision of its organizational documents,  any order or judgment of any court or other agency of government applicable to it  or  any  of  its assets or any material contractual restriction binding on or materially affecting  it or any of  its  assets;  (d) to the best of undersigned's knowledge, all governmental and other consents  that are required to have been obtained by it with respect to this Subordination  Agreement  have been obtained and are in full force and effect  and  all conditions of any such  consents  have  been  complied  with;

(e) its obligations  under  this Subordination Agreement constitute its legal,

valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement  may  be limited by applicable bankruptcy,

insolvency  or  other  similar  laws affecting  creditors'  rights  generally;

(f) all financial statements and  related  information  furnished  and  to  be furnished  to Chase from time to time by the undersigned are true and complete

and

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fairly present  the  financial  or  other information stated therein as at such  dates or for the periods covered thereby;  (g)  there  are  no  actions,

suits,  proceedings  or  investigations  pending  or,  to the knowledge of the undersigned, threatened against or affecting the undersigned before any court,

governmental agency or arbitrator, which involve forfeiture  of  any assets of the  undersigned  or  which  may  materially  adversely  affect  the financial condition,  operations,  properties  or  business  of  the undersigned or  the ability of the undersigned to perform its obligation under  this Subordination

Agreement; and (h) there has been no material adverse change  in the financial condition  of  the  undersigned  since  the last such financial statements  or information.

     CHANGES TO CHASE DEBT.  Chase, at any  time  and  from  time to time, may enter  into  such  agreement or agreements with a Borrower as Chase  may  deem proper extending the  time of payment of or renewing or otherwise altering the terms of all or any of  the obligations of that Borrower to Chase or affecting the security underlying any  or all of such obligations, or may exchange, sell or surrender or otherwise deal  with  any  such  security,  or may release any balance  of funds of that Borrower with Chase, or may release  any  guarantor,

without notice  to  the  undersigned,  and  without  in  any  way impairing or affecting this Subordination Agreement thereby.

     BOOKS OF ACCOUNT.  The undersigned shall make and maintain  in  its books of  account  notations  satisfactory  to  Chase  of  its rights and priorities hereunder  and from time to time on request, shall furnish  Chase  with  sworn

financial statements.   Chase  may inspect the books of account and records of

the undersigned at any time during business hours.

     COSTS.  The undersigned agree(s)  to  reimburse  Chase  on demand for all costs, expenses and charges (including, without limitation, fees  and  charges of external legal counsel for Chase and costs allocated by its internal  legal

department)   in   connection  with  the  enforcement  of  this  Subordination

Agreement.

     NOTICES.  All notices,  requests,  demands  or other communications to or upon the undersigned or Chase shall be in writing  and  shall  be deemed to be delivered upon receipt if teletransmitted by telecopier or delivered  by  hand or  overnight  courier  or five days after mailing to the telecopier number or

address, respectively (a)  of   the  undersigned  as  set  forth  next  to the

undersigned's  execution  of  this  agreement, (b) of Chase at the address set forth above or (c) of the undersigned or Chase at such other telecopier number or address as the undersigned or Chase shall specify to the other in writing.

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     ENTIRE AGREEMENT, AMENDMENT AND  WAIVERS  BY  CHASE.   This Subordination

Agreement  and any attachments hereto constitute the entire agreement  between the undersigned  and  Chase in respect of the subject matter hereof and may be amended only by a writing  signed  on  behalf  of  each  party  and  shall  be effective  only to the extent set forth in that writing.  No delay by Chase in exercising any  power  or right hereunder shall operate as a waiver thereof or of any other power or right;  nor  shall any single or partial exercise of any power or right preclude other or future  exercise  thereof, or the exercise of any other power or right hereunder.  No waiver shall  be  deemed to be made by

Chase  of  any  of its rights hereunder unless the same shall  be  in  writing signed on behalf  of  Chase,  and  each waiver, if any, shall be a waiver only with respect to the specific instance  involved and shall in no way impair the rights of Chase or the obligations of the  undersigned  to  Chase in any other respect at any other time.

     WAIVERS BY UNDERSIGNED.  All obligations and liabilities of the Borrowers to Chase shall be deemed to have been made or incurred at the  request  of the undersigned  and  in  reliance  upon  this  Subordination  Agreement,  and the undersigned  expressly  waives  all  notice of the acceptance by Chase of this

Subordination Agreement, all other notices  whatsoever, reliance by Chase upon the  subordination  herein  provided  for, and any  circumstance  which  might otherwise constitute a defense available  to,  or discharge of any Borrower or any subordinated creditor.

     SUCCESSORS.   This  Subordination Agreement shall  be  binding  upon  the undersigned, and the executors,  administrators, successors and assigns of the undersigned.

     GOVERNING  LAW; JURISDICTION.   This  Subordination  Agreement  shall  be

governed by and construed  in  accordance  with  the  laws of the State of New

York.  The undersigned consent(s) to the nonexclusive jurisdiction  and  venue of  the  state  of  federal  courts  located in such state.  In the event of a dispute hereunder, suit may be brought  against the undersigned in such courts or in any jurisdiction where the undersigned  or  any  of  its  assets  may be located.  Service of process by Chase in connection with any dispute shall  be binding  on  the  undersigned if sent to the undersigned by registered mail at the  address(es) specified  below  or  to  such  further  address(es)  as  the undersigned may specify to Chase in writing.

     WAIVER  OF JURY TRIAL.  THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND

INTENTIONALLY  WAIVES  (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY

RIGHT TO A TRIAL BY JURY  OF  ANY  DISPUTE  ARISING  UNDER OR RELATING TO THIS

SUBORDINATION AGREEMENT, AND AGREES THAT ANY SUCH DISPUTE  SHALL,  AT  CHASE'S

OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

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     IN  WITNESS WHEREOF, the undersigned has executed this instrument or  has caused this  instrument  to  be  duly  executed  by its proper officer(s) this

12th day of August, 1996.


                                   HOME PROPERTIES OF NEW YORK, INC.,


                                   By:  /s/ Nelson B. Leenhouts
                                        ___________________________________
                                        Nelson B. Leenhouts, President

                                   Address for notices:

                                        850 Clinton Square,
                                        Rochester, NY 14604
                                   Telecopy No.:  (716) 546-5433


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                               Rider A

                   Acknowledgment of Subordination

     The undersigned Borrower hereby accepts, and acknowledges receipt of a copy of, the foregoing Subordination Agreement, and agrees that he/she will not repay any of the Subordinated Debt to the above-signed subordinating creditor except as in the foregoing agreement provided. In the event of a breach by such subordinating creditor or the undersigned Borrower of any of the provisions of the foregoing agreement, all of the obligations and liabilities of the undersigned Borrower to Chase shall, without notice or demand, become immediately due and payable unless Chase shall otherwise elect.

     No waiver by Chase of any right hereunder shall be valid unless in writing and no waiver by Chase of any right shall be deemed a waiver of any other right. Nothing herein shall limit or affect in any manner any right Chase may have by virtue of any other instrument or agreement.

Borrower Signature:

___________________________

Address:

Principal Amount of Loan: